UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

DIGIMARC CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8500 SW Creekside Place, Beaverton Oregon 97008
(Address of principal executive offices) (Zip Code)

(503) 469-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

(a) The Company held its annual meeting of shareholders (the “Annual Meeting”) on May 10, 2023.

(b) At the Annual Meeting, 16,209,633 shares were represented to vote either in person or by proxy, or 80% of the outstanding shares, which constituted a quorum. The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

Alicia Syrett, Milena Alberti-Perez, Sandeep Dadlani, Katie Kool, Riley McCormack, and Andrew J. Walter were elected as directors for a term of one year. The voting for each director was as follows:

			Broker
	For	Withheld	Non-Votes
Alicia Syrett	12,150,402	222,228	3,387,003
Milena Alberti-Perez	12,188,811	183,819	3,387,003
Sandeep Dadlani	12,204,660	167,970	3,387,003
Katie Kool	12,166,758	205,872	3,387,003
Riley McCormack	12,232,654	139,976	3,387,003
Andrew J. Walter	12,204,698	167,932	3,387,003

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified with 16,085,922 votes in favor, 121,120 votes against and 2,591 abstentions.

Proposal 3: Advisory Vote to Approve Executive Compensation

The nonbinding advisory vote to approve compensation paid to the Company’s executive officers received 11,978,390 votes in favor, 342,324 votes against, 51,916 abstentions and 3,837,003 broker non-votes.

Proposal 4: Advisory Vote on Frequency of Advisory Vote on Executive Compensation

The nonbinding advisory vote on the frequency of shareholders casting advisory votes on named executive officer compensation resulted in 12,143,740 votes for every year, 17,285 votes for every two years, 174,700 votes for every three years and 36,905 abstentions.

Proposal 5: Approval of the Amendments to the Digimarc Corporation 2018 Incentive Plan

The nonbinding advisory vote to amend the Digimarc Corporation 2018 Incentive Plan received 12,087,101 votes in favor, 247,058 votes against, 38,471 abstentions and 3,837,003 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         May 12, 2023

By:	/s/ Joel Meyer
Joel Meyer
Executive Vice President, Chief Legal Officer and Secretary